UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2014 (October 15, 2014)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32997 (Commission File Number)	86-0879278 (I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On October 15, 2014, Magnum Hunter Resources Corporation (the “Company”) issued a press release announcing that Bakken Hunter, LLC (“Seller”), a wholly-owned subsidiary of the Company, had closed on the sale of certain non-operated working interests (the “Interests”) in oil and gas properties located in Divide County, North Dakota to SM Energy Company, a Delaware corporation (“Purchaser”).  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01              Other Events.

On October 15, 2014, Seller closed on the sale of the Interests to Purchaser pursuant to a Purchase and Sale Agreement, dated October 9, 2014 (the “Purchase and Sale Agreement”), by and between Seller and Purchaser.  The Company reported the entry by the parties into the Purchase and Sale Agreement pursuant to a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 14, 2014 (the “Original 8-K”), as amended by Amendment No. 1 to Current Report on Form 8-K/A filed by the Company with the SEC on October 14, 2014.

The Interests sold by Seller to Purchaser accounted for approximately 720 BOE of average daily production, net to the Interests, and consisted of non-operated working interests in approximately 105,661 gross (12,500 net) leasehold acres.  The effective date of the sale was August 1, 2014.  The total sales price of the Interests under the Purchase and Sale Agreement was approximately $84.7 million, in cash, subject to customary adjustments as described in the Purchase and Sale Agreement.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press release of Magnum Hunter Resources Corporation, dated October 15, 2014.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: October 20, 2014	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release of Magnum Hunter Resources Corporation, dated October 15, 2014.